Exhibit 32.1

Certification of the Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Rexford J. Tibbens, President and Chief Executive Officer of frontdoor, inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                 the Annual Report on Form 10-K for the year ended December 31, 2019, (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of frontdoor, inc.

Date: February 27, 2020

/s/ Rexford J. Tibbens
Name: Rexford J. Tibbens
Title: President and Chief Executive Officer